SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D. C. 20549

                                FORM 8-K


                             CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)   APRIL 1, 1996

                       WISCONSIN REAL ESTATE INVESTMENT TRUST
         (Exact name of registrant as specified in its charter)


            WISCONSIN           0-2568              39-0993859
 (State or other jurisdiction   (Commission      (I.R.S. Employer
  of incorporation)             File Number)     Identification No.)

   55 E. MONROE STREET, SUITE 1600, CHICAGO, ILLINOIS    60603
   (Address of principal executive offices)           (Zip Code)


 Registrant's telephone number, including area code 312-849-2990



   (Former name or former address, if changed since last report.)

 ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     Not Applicable

 ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Not Applicable.  See Item 5.

 ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     Not Applicable

 ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not Applicable

 ITEM 5.  OTHER EVENTS

     On April 1, 1996 all of Wisconsin Real Estate Investment Trust's assets, consisting of approximately 63,666 shares of Class B Accumulating Convertible Stock of Sunstates Corporation (formerly known as Acton Corporation), were applied by its secured creditor, Hickory Furniture Company, to satisfy the Trust's obligation to Hickory of approximately $20,625,000. As a result, the Trust's existence was automatically terminated by operation of law on April 1, 1996.

 ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

     Not Applicable

 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Not Applicable

 ITEM 8.  CHANGE IN FISCAL YEAR

     Not Applicable


                               SIGNATURES

 Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     WISCONSIN REAL ESTATE INVESTMENT TRUST


                                      /S/CLYDE WM. ENGLE
 Date: June 24, 1996                  Former Chairman of the Board
                                          of Trustees

                      SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.

                                   EXHIBITS

                                   FORM 8-K
                                CURRENT REPORT



 Date of Report                              Commission File Number
 April 1, 1996                                    0-2568


                    Wisconsin Real Estate Investment Trust

                                 EXHIBIT INDEX


 EXHIBIT NO.        EXHIBIT DESCRIPTION

 5.1 Stock Pledge and Security Agreement between Wisconsin Real Estate Investment Trust and Hickory Furniture Company dated as of January l, 1989.

 5.2 Acknowledgement of Default and Surrender of Collateral between Wisconsin Real Estate Investment Trust and Hickory Furniture Company dated April 1, 1996.

 5.3                Letter to former certificate holders  of  Wisconsin   Real
                    Estate  Investment  Trust  dated April 30, 1996.


 Exhibit 5.1       STOCK PLEDGE AND SECURITY AGREEMENT

     This Stock Pledge Agreement and Security Agreement is made as of the first day of January, 1989, by and between WISCONSIN REAL ESTATE INVESTMENT TRUST, a Wisconsin common law business trust ("WREIT") and HICKORY FURNITURE COMPANY, a Delaware corporation ("Hickory").

                                RECITALS

     A. WREIT has executed a Promissory Note dated as of January 1, 1989 in favor of Hickory (the "Note") in respect of certain demand obligations owed by WREIT to Hickory.

     B. Hickory has agreed to secure the Note with a pledge of certain of its legally and beneficially owned shares of Acton Corporation, a Delaware corporation ("Acton") and by granting Hickory a security interest in a certain receivable owed to WREIT by Telco Capital Corporation, a Delaware corporation ("Telco").

                                AGREEMENT

     Now, therefore, in consideration of the mutual promises contained herein and other good and valuable consideration, the parties agree as follows:

     1. PLEDGE. WREIT hereby pledges, assigns and transfers to and grants to Hickory a security interest in shares of Acton, as represented by the certificates described on EXHIBIT A attached hereto and made a part hereof. Hickory shall hold the pledged shares as security for the prompt and complete payment of the Note when due and shall not encumber or dispose of such shares except in accordance with the provisions of Section 8 or 9 of this Agreement.

     2. DIVIDENDS. During the term of this Agreement and so long as WREIT is not in default under the Note, all dividends and other amounts paid upon the pledged shares shall be the property of WREIT and if received by Hickory shall be promptly remitted to WREIT.

     3. VOTING RIGHTS. During the term of this Agreement and so long as WREIT is not in default under the Note, WREIT shall have the right to vote the pledged shares and to give consents, waivers and ratifications in respect of the pledged shares, and if necessary, Hickory shall execute due and timely proxies in favor of WREIT to this end; PROVIDED, HOWEVER, that no vote shall be cast or consent, waiver or ratification given, or action taken, which would impair the pledged shares or be inconsistent with or violate any provision in this Agreement or the Note.

     4. REPRESENTATIONS. WREIT warrants and represents that: it is the legal and beneficial owner of and has good and marketable title to the pledged shares, all of which have been duly and validly issued, are fully paid and non-assessable; that there are no restrictions upon the transfer of any of the pledged shares (except for restrictions imposed by federal and state securities laws); that it has the right to transfer such shares free of any encumbrances without the consent or authorization of any other party; and, that such transfer shall not violate or conflict with any applicable rule, law or regulation.

     5.  ADJUSTMENTS.  In the event that, during the term  of  this Agreement,
 any  share  dividend,  reclassification,  readjustment,  Acton,  all   new,
 substituted and additional shares, or other securities, issued by reason of any such change shall be held by Hickory under the terms of this Agreement in the same manner as the shares originally pledged hereunder.

     6. WARRANTS AND RIGHTS. In the event that during the term of this Agreement, subscription warrants or any other rights or options shall be issued in connection with the pledged shares, such warrants, rights and options shall be immediately pledged by WREIT to Hickory and if exercised by WREIT all new shares or other securities so acquired by WREIT shall be immediately pledged to Hickory to be held under the terms of this Agreement in the same manner as the shares originally pledged hereunder.

     7. COVENANTS. WREIT covenants and agrees that, without Hickory's consent, during the term of this Agreement it will not dispose of, grant any option or create any encumbrance with respect to the pledged shares except for the security interest created herein.

     8. PAYMENT OF NOTES. Upon payment of the Note in full, Hickory shall transfer to WREIT all the pledged shares and rights received by Hickory.

     9. DEFAULT. In the event that WREIT defaults in the performance of any of the terms of this Agreement, or in the event of default under the Note, Hickory may apply any payments it receives in connection with the pledged shares against all or any part of the payments due under the Note. Any balance of such payments remaining after payment in full shall be paid over to WREIT. In addition, Hickory shall have the rights and remedies of a secured party provided in the Uniform Commercial Code in force in the State of North Carolina at the date of this Agreement. In this connection, Hickory may, upon ten days' notice to WREIT of the time and place of a public sale or of the time after which a private sale may take place,sent by registered mail, and without liability for any diminution in price which may have occurred,sell or dispose of all the pledged shares in such manner and for such price as Hickory may determine. If Hickory is compelled to resort to one or more private sales of the pledged shares to a restricted group of purchasers who are obliged to agree, among other things to acquire such securities for their own account for investment and not with a view to the distribution of resale thereof, WREIT agrees that any such private sale may result in prices and terms less favorable than those resulting from a public sale and WREIT agrees any such private sale shall be deemed to have been made in a commercially reasonable manner. WREIT agrees to do or cause to be done all such other acts and things as may be necessary to make such sales valid and binding and in compliance with all applicable law, regulations or orders. At any bona fide public sale Hickory shall be free to purchase all or any part of the pledged shares. Out of the proceeds of any sale, Hickory may retain an amount equal to the principal and interest then due on the Note, plus the cost of collection, including attorneys' fees, and the expenses of the sale, and shall pay any balance of such proceeds to WREIT. In the event that the proceeds of any sale are insufficient to cover the principal and interest of the Note plus expenses of the sale, WREIT shall remain liable to Hickory for any deficiency.

     10. ASSIGNMENT OF ACCOUNT RECEIVABLE. WREIT hereby assigns, hypothecates, sets over, confirms into and grants a security interest to Hickory in that certain account receivable owing to WREIT from Telco Capital Corporation, in the present principal amount of $5,525,379 with interest accrued thereon in present amount of $1,181,372,73, (such account, as outstanding from time to time, the ("Telco Account Receivable") as further security for the faithful performance by WREIT of its obligations under this Agreement and the Note.

     11.   WAIVERS,  AMENDMENTS.   None  of  the  terms  or provisions of this
 Agreement may be waived, modified or amended except by written agreement to the parties.

     12. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

     13. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with the laws of the State of Illinois.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                         WISCONSIN REAL ESTATE INVESTMENT TRUST


                         By:
                    Printed:
                      Title:


                         HICKORY FURNITURE COMPANY

                         By:

 Receipt of notice of the foregoing assignment of the Telco Account Receivable is hereby acknowledged.

                         TELCO CAPITAL CORPORATION

                         By:

 Exhibit 5.2

         ACKNOWLEDGEMENT OF DEFAULT AND SURRENDER OF COLLATERAL

     WHEREAS

          A. The undersigned, Wisconsin Real Estate Investment Trust, a Wisconsin business trust ("WREIT"), is indebted to Hickory Furniture Company ("HFC"), a Delaware corporation, in the approximate amount of $20,624,627, comprised of a principal amount of $13,440,989 and interest on such principal amount of $7,183,638 ("the WREIT Indebtedness"), as evidenced by a Promissory Note dated as of January 1, 1989 (hereinafter referred to as the "Note").

          B. All of the WREIT Indebtedness is now past due and delinquent, with accrued and accruing interest thereon, and WREIT is in default under the Note.
          C.   The  WREIT  Indebtedness  is  secured by  a  Stock  Pledge  and
     Security Agreement dated as of January 1, 1989 granting security interests in favor of HFC covering certain of WREIT's personal property, including INTER ALIA 63,666 shares of the Class B Accumulating Convertible Stock, par value $.10 per share of Sunstates Corporation (formerly known as "Acton Corporation"), as more particularly described in such Security Agreement ("Collateral").

          D. WREIT is in default under the Note and HFC, as Secured Party under the Note, is entitled to immediate possession of all of the collateral pursuant to the terms of the Note and the applicable provisions of the Uniform Commercial Code of Illinois ("UCC").

          E. The present market value of the Collateral is substantially below the amount of the WREIT Indebtedness.

          F. In order to avoid further delay, expense and depreciation of the Collateral, and to eliminate the possibility of a significant deficiency judgment against WREIT, WREIT desires to voluntarily surrender all of the Collateral to HFC in satisfaction of the WREIT Indebtedness.

          NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged by the undersigned,the undersigned hereby agree as follow:

          1. WREIT hereby acknowledges and agrees that the WREIT Indebtedness is past due, that WREIT is in default under the note, and that HFC is entitled immediately to exercise its remedies under the Stock Pledge and Security Agreement against all of the Collateral.

          2. WREIT does hereby voluntarily surrender all of the Collateral to HFC and renounces all of its right to the Collateral, pursuant to
     Section 9-505 of the Uniform Commercial Code, and hereby agrees to permit HFC to accept the Collateral as a discharge of the obligation of WREIT pursuant to the Note.

          3. WREIT does hereby release, relieve and discharge HFC, its officers, agents,employees and contractors from any and all liability for the Collateral.

          4. HFC hereby expressly acknowledges and agrees that it accepts the Collateral in full satisfaction of WREIT's obligations under the Note and that WREIT shall not be liable for any deficiency remaining after application of the Collateral to such obligation.

          Executed this lst day of April, 1996 at Chicago, Illinois.


                              DEBTOR:

                              WISCONSIN REAL ESTATE INVESTMENT TRUST

                              By:  Clyde Wm. Engle
                              Its: Chairman

                              HICKORY FURNITURE COMPANY

                              By:  Phillip J. Robinson
                              Its: Vice President

                               EXHIBIT 5.3

                 WISCONSIN REAL ESTATE INVESTMENT TRUST
                          55 EAST MONROE STREET
                               SUITE 1600
                        CHICAGO, ILLINOIS  60603



                             April 30, 1996






     To:  Former   Holders  of  Certificates   of   Beneficial   Interest   in
 Wisconsin Real Estate Investment Trust (WREIT)


     As previously disclosed in WREIT's annual report on Form l0K/A for the year ended December 31, 1994 as filed with the Securities and Exchange Commission, substantially all of WREIT's assets had been pledged to secure approximately $20,000,000 indebtedness to WREIT's secured creditor, Hickory Furniture Company. On April 1, 1996, Hickory applied the collateral, valued at less than $7,000,000, to eliminate WREIT's secured indebtedness to Hickory. As a result of action taken by Hickory, WREIT was left with no assets and was terminated by operation of law on April 1, 1996.

     Since all the assets have been transferred to WREIT's creditors, there will be no distribution of any kind to WREIT's investors in connection with this termination, and your investment no longer has any value. All trading in WREIT's certificates of beneficial interest has ceased. There will be no further transfers of WREIT's certificates of beneficial interest; any certificates sent in for transfer will be returned promptly to the registered owners.

     You should consult with your individual tax advisors to determine whether you can treat the loss of your investment as a capital loss for federal income tax purposes.




                              Clyde Wm. Engle
                              Former Chairman